UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 11, 2004


                                   AGWAY INC.
                                   ---------
             (Exact name of registrant as specified in its charter)


Delaware                         2-22791                              15-0277720
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(State or other jurisdiction    (Commission                        (IRS Employer
of incorporation)               File Number)                 Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6568

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

DISCLOSURE OF AGWAY INC. MONTHLY FILINGS WITH THE U.S. BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF NEW YORK

The purpose of this form 8-K is to file as exhibits the monthly financial information that has been provided to the U. S. Bankruptcy Court for the Northern District of New York ("Bankruptcy Court") for the months of July 2003 through and including November 30, 2003. Monthly reports subsequent to November 2003 will be filed with the Security and Exchange Commission shortly after it becomes available and is filed with the Bankruptcy Court.

The monthly financial information that was filed with the Bankruptcy Court is filed herein as Exhibit 99.










CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway's chapter 11 Plan, the Disclosure Statement and this press release may contain projections or other forward-looking statements regarding future events, the future financial performance of the Company, or the estimated recoveries related to certain claims against the Company. Agway wishes to caution you that these statements are only estimates and that actual events or results may differ materially as a result of known and unknown risks and uncertainties, including, but not limited to: the outcome of the Company's chapter 11 process; risks inherent in the Company's chapter 11 process, such as non-confirmation of the Plan or non-occurrence or delayed occurrence of the Plan's effective date; the uncertain outcome of current and potential litigation; the uncertain outcomes of disputed claims; potential environmental liabilities; and the uncertain timing, costs and recovery values involved in the Company's efforts to recover accounts receivable and to liquidate the remaining assets.


Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any chapter 11 plan ultimately confirmed, can affect the value of the Company's various claims. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to the various classes of claims. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these claims. Equity interests will receive no recovery.


The United States Bankruptcy Code does not permit solicitation of acceptances or rejections of the Plan until the Bankruptcy Court approves the Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Now that the Bankruptcy Court has approved the Disclosure Statement, the Company is authorized to begin soliciting votes of creditors on the Plan. Accordingly, this press release is not intended to be, nor should it in any way be construed as, a solicitation of votes on the Plan, which can only occur based on the official vote solicitation package that will contain a copy of the Plan and Disclosure Statement.


In addition, Agway refers you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company's most recent Form 10-K, Form 10-Q and its current reports filed on Form 8-K including, among others, the Form 8-K dated December 23, 2003, which contained unaudited consolidated financial statements for Agway and its subsidiaries as of and for the year ended June 30, 2003 and restated unaudited consolidated financial statements as of June 30, 2002 and each of the years in the two-year period then ended. These documents contain and identify important factors that could cause the Company's actual results to differ materially from those contained in Agway's projections or forward looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report:

No.
---

99.1 Monthly Financial Information filed with the U. S. Bankruptcy Court for the Northern District of New York for July 2003.

99.2 Monthly Financial Information filed with the U. S. Bankruptcy Court for the Northern District of New York for August 2003.

99.3 Monthly Financial Information filed with the U. S. Bankruptcy Court for the Northern District of New York for September 2003.

99.4 Monthly Financial Information filed with the U. S. Bankruptcy Court for the Northern District of New York for October 2003.

99.5 Monthly Financial Information filed with the U. S. Bankruptcy Court for the Northern District of New York for November 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AGWAY INC.
                                         (Registrant)



Date       March 11, 2004                By       /s/ PETER J. O'NEILL
       -------------------------         -------------------------------------
                                                 Peter J. O'Neill
                                               Senior Vice President
                                                 Finance & Control
                                          (Principal Financial Officer and
                                             Chief Accounting Officer)

                                   AGWAY INC.
                                EXHIBIT INDEX TO
                         MONTHLY BANKRUPTCY COURT FILING



             TITLE                                                              PAGE
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             CERTIFICATION OF PREPARER........................................    i

             BASE BALANCE SHEETS..............................................    1
                -  Agway Inc. Consolidated
                -  Debtor
                -  Residual

             CONSOLIDATING BALANCE SHEETS.....................................    4
                -  Agway Inc. Consolidated
                -  Debtor
                -  Agway Discontinued Operations and Residual
                -  Agway Discontinued Operations
                -  Residual

             BASE INCOME STATEMENTS............................................   9
                -  Agway Inc. Consolidated
                -  Agway Inc. Consolidated Operating Expense By Type
                -  Debtor

             CONSOLIDATING INCOME STATEMENT....................................  12
                -  Agway Inc. Consolidated
                -  Agway Discontinued Operations and Residual
                -  Agway Discontinued Operations
                -  Residual
                -  Debtor - Life to Date
                -  Debtor - Month to Date

             MONTHLY CASH RECEIPTS AND DISBURSEMENTS..........................   18
                -  Agway Inc.
                -  Agway Energy Products

             AGWAY INC. MONTHLY BANK ACCOUNT SUMMARY..........................   20

             AGWAY INC. REORGANIZATION CHARGE ANALYSIS........................   22
